UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

October 30, 2009

Viasystems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-29727 (Commission File Number)	43-1777252 (IRS Employer Identification Number)

101 South Hanley Road, Suite 400, St. Louis, MO		63105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 30, 2009, Viasystems, Inc. issued a press release announcing a Private Offering of $220 million of Senior Secured Notes attached as Exhibits 99.1 to this Form 8-K and incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits
(a) Financial Statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits:
     Exhibit 99.1                                Press Release of Viasystems, Inc. dated October 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 3, 2009
By:      /s/ Gerald G. Sax
Gerald G. Sax
Chief Financial Officer